Exhibit 10.12

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) is made effective as of December 31, 2022 (“Effective Date”), by and among Triller Inc., a Delaware corporation (referred to herein as either the “Surviving Company” or the “Grantor”), and Total Formation, Inc., a company incorporated under the laws of British Virgin Islands, as beneficiary (“Secured Party”), with reference to the essential facts stated in the Recitals below.

RECITALS

A. Pursuant to the terms of that Convertible Note Purchase Agreement dated August 18, 2022 (the “Original Note Purchase Agreement”) by and among Triller Hold Co LLC., a Delaware limited liability company (the “Company”), the Surviving Company (and the Company and the Surviving Company collectively, the “Debtors”) and the Secured Party, the Secured Party advanced a loan to the Debtors in the principal amount of $25,000,000 (the “Original Loan”) evidenced by a Senior Convertible Note issued under the Original Note Purchase Agreement (the “Original Note”), which Original Loan is the joint and several obligation of the Debtors.

B. The Debtors have requested that the Secured Party advance to the Debtors in multiple installments an additional loan of up to $10,322,857 (the “Bridge Loan” and collectively with the Original Loan, the “Loans”) pursuant to the terms of the Original Note Purchase Agreement as amended and restated of even date herewith among the Debtors and the Secured Party (the Original Note Purchase Agreement as so amended and restated, and as it may be further amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time hereafter, the “Note Purchase Agreement”), which Bridge Loan shall be evidenced by that certain Senior Convertible Note dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time hereafter, the “Bridge Note”).

C. The Secured Party has agreed to make advances in respect of the Bridge Loan pursuant to the terms of the Note Purchase Agreement; provided that (a) the Original Note be amended and restated on the date hereof to reflect certain agreements among the parties hereto (as so amended and restated, and as it may be further amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time hereafter, the “Restated Original Note” and collectively with the Bridge Note, the “Notes”) and (b) the Surviving Company enter into this Agreement and grant a lien on its assets as security for the payment and performance of the obligations of the Debtors under the Note Purchase Agreement and the Notes.

D. The Company will be merged with and into the Surviving Company prior to or contemporaneously with the anticipated public listing of the shares of the Surviving Company on a national securities exchange, the proceeds of the Bridge Loan will be used to pay, among other things, certain costs and expenses incurred in connection with such anticipated public listing, and the Surviving Company has derived substantial benefit from the extension of the Original Loan to the Debtors and will derive substantial benefits from the extension of the Bridge Loan to the Debtors, and is willing to execute and deliver this Agreement and perform its obligations hereunder in order to induce the Secured Party to extend the Bridge Loan.

NOW, THEREFORE, in consideration of the Loans, the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor hereby agrees as follows:

AGREEMENT

1. Definitions. The term “Obligations” and all capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Note Purchase Agreement. All terms defined in the UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the UCC. Capitalized terms defined in the introductory paragraph, the Recitals or elsewhere in this Agreement shall have the same meanings throughout this Agreement. In addition, as used in this Agreement, the following terms have the meanings specified below:

“Collateral” has the meaning assigned to such term in Section 2.

“Event of Default” shall have the same meaning herein as in the Notes.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Delaware; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral or portion thereof is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

2. Grant of Security Interest. As security for the full and timely payment and performance of the Obligations of the Grantor owing to the Secured Party, the Grantor hereby assigns, pledges and grants to the Secured Party a continuing security interest (the “Security Interest”) in all of the Grantor’s right, title or interest in or to that certain Share Purchase Agreement dated as of September 28, 2022 between the Grantor, GEM Global Yield LLC SCS and GEM Yield Bahamas Limited, any other share purchase or similar agreement that the Grantor has entered into or may enter into in the future, including with B. Riley Financial, Inc. or any of its affiliates, and any amendments, supplements, modifications or replacements of any thereof (any or all of the foregoing being referred to herein as the “Share Purchase Agreements”), any and all payment intangibles, chattel paper, instruments (including promissory notes), contract rights, general intangibles, investment property, rights to payment of money, other rights, properties and assets, in each case arising out of, relating to any Share Purchase Agreements, any and all books, records, files, correspondence relating to any Share Purchase Agreements, all claims (including contract claims, tort claims, commercial tort claims and other claims), suits causes of action and any other rights of Grantor under any Share Purchase Agreements, whether known or unknown, all collateral security and guarantees given by any Person with respect to any of the foregoing and to the extent not otherwise included, all Proceeds and products of any and all of the foregoing (collectively referred to herein as the “Collateral”). Notwithstanding anything herein to the contrary, the term “Collateral” shall not include, and the Grantor shall not be deemed to be pledging or granting a security interest hereunder in any asset of the Grantor if such pledge or grant is prohibited by applicable law, rule or regulation or by any contractual restriction in any of the aforementioned agreements unless and until any necessary consent, approval, license or authorization for such pledge or grant has been received or such prohibition or restriction is no longer applicable in which case such pledge or grant shall be deemed to have occurred hereunder restrictions; provided that the foregoing exclusion from the Collateral shall not apply to the extent that any such contractual restriction would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions of any relevant jurisdiction or any other applicable law or principles of equity) and shall not apply to any Proceeds and receivables of such excluded assets the assignment of which is expressly deemed effective under the UCC notwithstanding any such prohibition or restriction.

2.1 The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file, at the Grantor’s expense, in any relevant jurisdiction any financing statements with respect to the Collateral or any part thereof and amendments thereto that (i) describe the Collateral as set forth above or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether the Grantor is an organization, the type of organization and, if required, any organizational identification number issued to the Grantor. The Grantor agrees to provide such information to the Secured Party promptly upon any reasonable request.

2.2 The Security Interest is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral, except as otherwise expressly provided herein or in the other Loan Documents.

3. Representations and Warranties. The Grantor hereby represents and warrants that:

(a) The Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and no other person has any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral, and there are no liens or any encumbrances of any type on the Collateral nor has the Grantor filed or consented to the filing of (i) any effective financing statement or analogous document under the UCC or any other applicable Laws covering any Collateral, (ii) any assignment in which the Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral or (iii) any assignment in which the Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect;

(b) The execution and performance by the Grantor of this Agreement are within the Grantor’s corporate (or equivalent) powers and have been duly authorized by all necessary corporate or other organizational action;

(c) No material order, consent, license, authorization, action, notices, validation of, filing, registration with, exemption by or approval of any governmental authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Grantor in favor of the Secured Party; (ii) the orders, consents, licenses, authorizations, actions, notices, validations, filings, registrations, exemptions and approvals which have been duly obtained, taken, given or made and are in full force and effect and (iii) those orders, consents, licenses, authorizations, actions, notices, validations, filings, registrations, exemptions and approvals the failure of which to obtain, take, give or make could not reasonably be expected to have a Material Adverse Effect.

(d) Except for restrictions and limitations imposed or permitted by the Loan Documents, the Collateral is freely transferable and assignable, and is not subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that would reasonably be expected to prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Party the grant of a Lien in such Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Secured Party of rights and remedies hereunder; and

(e) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of the Grantor is true, correct and complete in all material respects.

4. Covenants of the Grantor. The Grantor hereby agrees:

(a) to do all acts that may be necessary to maintain, preserve and protect the Collateral;

(b) to not sell or offer to sell or otherwise transfer the Collateral or any interest therein without the prior written consent of Secured Party;

(c) to not create or permit to exist any future lien on or security interest in the Collateral in favor of any third party with priority over the Secured Party, without the prior written consent of Secured Party;

(d) upon the Secured Party’s request, to remove any unauthorized lien or security interest on the Collateral, and defend any claim of any third party affecting the Collateral;

(e) to pay all charges against the Collateral, including, but not limited to, taxes, assessments, encumbrances, and insurance, and upon the Grantor’s failure to do so, the Secured Party may pay any such charge as it deems necessary and add the amount paid to the indebtedness of the Grantor secured hereunder;

(f) to not use or permit any Collateral to be used unlawfully or in violation of any provision of the Loan Documents, this Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(g) to not change the Grantor’s name or principal place of business or office in which Debtor’s records relating to the Collateral are kept or the identity or type of organization or corporate structure of the Grantor or the jurisdiction of organization of the Grantor, without, in each case, notifying the Secured Party thirty (30) days prior to such change;

(h) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest hereunder and the priority thereof, including but not limited to one or more UCC-1 financing statements, all in a form reasonably requested by Secured Party; and to deliver promptly to Secured Party all proceeds consisting of chattel paper or instruments;

(i) to appear in and defend any action or proceeding which may affect its title to or Secured Party’s interest in the Collateral;

(j) to keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may reasonably request from time to time;

(k) not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral; and

(l) at any reasonable time, upon reasonable request by Secured Party, to exhibit to and allow inspection by Secured Party (or persons designated by Secured Party) of the Collateral.

5. Agreements and Waivers. The Grantor confirms all of its agreements and waivers set forth in Section 8.18 of the Note Purchase Agreement and such Section 8.18 of the Note Purchase Agreement is hereby incorporated, mutatis mutandis, in its entirety as if set forth in full herein.

6. Events of Default; Remedies. Upon the occurrence of any Event of Default, it is agreed that the Secured Party shall have the right to exercise any and all rights afforded to a secured party with respect to the Obligations under the UCC or other applicable law and also may (i) exercise any and all rights and remedies of the Grantor under or in connection with the Collateral, or otherwise in respect of the Collateral and (ii) subject to (A) the mandatory requirements of applicable law, sell, assign or otherwise dispose of all or any part of the Collateral securing the Obligations, or direct the Grantor to sell, assign or otherwise dispose of all or any of the Collateral securing the Obligations without demand and without notice advertisement, hearing, or process of applicable law, all of which the Grantor hereby waives to the fullest extent permitted by applicable law, at any time or any place, at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate.

7. Entire Agreement, Severability. This Agreement and the Loan Documents contain the entire agreement between Secured Party and the Grantor with respect to the Collateral which is the subject of this Agreement. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

8. Governing Law; Venue. This Agreement shall be governed by and construed under the laws of Delaware without giving effect to conflicts of laws principles. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach termination or invalidity thereof, shall be brought in the courts of the State of Delaware or of the United States of America for the State of Delaware, in each case sitting in Wilmington, Delaware. Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in this Section 10 and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

9. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY

10. Notice. Any written notice, consent or other communication provided for in this Agreement shall be delivered to the addresses and sent in the manner as set forth in the Note Purchase Agreement. Such addresses may be changed by written notice given as provided in the Note Purchase Agreement.

11. Waivers; Modification. This Agreement may only be amended by written agreement of the parties hereto. No failure or delay by the Secured Party in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Secured Party herein provided, and provided under each other Loan Document, are cumulative and are not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of this Agreement or consent to any departure by the Grantor therefrom shall be effective unless the same shall be permitted by this Section 13, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand. Without limiting the generality of the foregoing, the making of the Loan or any other extension of credit shall not be construed as a waiver of any Event of Default, regardless of whether the Secured Party may have had notice or knowledge of such Default at the time

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

13. Attorney-In-Fact. The Grantor hereby appoints the Secured Party as the attorney-in-fact of the Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes hereof at any time after the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Secured Party shall have the right, upon the occurrence and during the continuance of an Event of Default with full power of substitution either in the Secured Party’s name or in the name of the Grantor (provided, that the Secured Party shall provide the Grantor with written notice thereof prior to (to the extent reasonably practicable in the Secured Party’s judgment), or otherwise concurrently with, exercising such rights) (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences or instruments of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of the Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at Law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (f) to notify, or to require the Grantor to notify, the counterparty under any agreement comprising part of the Collateral hereunder to make payment directly to the Secured Party; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Secured Party shall be accountable only for amounts actually received as a result of the exercise of the powers granted to it herein, and neither it nor its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for its own gross negligence, bad faith, or willful misconduct or that of any of its affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction. The power of attorney granted herein is coupled with an interest, and shall be irrevocable, and shall terminate only upon the termination of this Agreement.

14. Reinstatement. The obligations of the Grantor under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Debtors or the Grantor in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

15. Interpretation. All terms with their initial letters capitalized and not otherwise defined herein shall have the meaning as set forth in the Loan Documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Grantor and the Secured Party have executed this Agreement effective as of the date first above written.

GRANTOR:

Triller Inc., a Delaware corporation

By:	/s/ Mahi de Silva
Name: Mahi de Silva
Title Chief Executive Officer

SECURED PARTY:

Total Formation, Inc.

By:	/s/ Tsai Ming Hsing
Name: Tsai Ming Hsing
Title Director

[Signature Page to Security Agreement]